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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): MARCH 21, 2002

                                  TOROTEL, INC.
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             (Exact name of registrant as specified in its charter)


                                    MISSOURI
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                 (State or other jurisdiction of incorporation)


               1-8125                                     44-0610086
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        (Commission File Number)              (IRS Employer Identification No.)



                13402 SOUTH 71 HIGHWAY, GRANDVIEW, MISSOURI 64030
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(Address of principal executive of offices)                 (Zip Code)


Registrant's telephone number, including area code  (816) 761-6314
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                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

The Registrant ("Torotel") has entered into a definitive agreement to acquire 100 percent of the common stock of Electronika, Inc. of Gardena, California, through a negotiated merger of Electronika into a newly formed subsidiary. In connection with this business combination, Torotel will exchange 2,300,000 unregistered shares of its common stock for all of the pre-merger outstanding shares of Electronika. Closing is scheduled for March 29, or such other date and time as may be agreed to by the parties.

Electronika is a privately held design, marketing and licensing company selling ballast transformers to the airline industry.

Torotel presently has 2,811,590 common shares outstanding, of which the Electronika shareholders, as individuals and as limited partners in the Caloyeras Family Partnership, L.P. (the "Caloyeras family"), own 207,900 shares, or 7.4 percent. After closing of this transaction, Torotel will have 5,111,590 common shares outstanding, of which the Caloyeras family will control 49 percent.

The shareholders of Electronika have guaranteed that the aggregate sales from Electronika's existing ballast designs over the next five (5) full fiscal years following the closing date will be at least $2.5 million, which is expected to result in an aggregate gross profit of $1.5 million before any operating expenses. Magnetika, Inc., an entity owned by the Caloyeras family, will continue to manufacture Electronika's ballast transformers at its Gardena, CA facility for a price determined as a percentage of the sales price.

Peter B. Caloyeras and Basil P. Caloyeras will serve on the Board of Directors of the Electronika subsidiary for the next five (5) years or until the guaranteed sales have been met, whichever is sooner


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


     (c)  EXHIBITS.

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             1           News Release dated March 21, 2002
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               TOROTEL, INC.



Date:   April 5, 2002                          By:  /s/ H. James Serrone
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                                                    H. James Serrone
                                                    Vice President of Finance
                                                    and Chief Financial Officer



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                                  EXHIBIT INDEX

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  1              News Release dated March 21, 2002                          2
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